At your request, we are providing you with preliminary loan information.  The information contained herein is qualified in its entirety by the information in the Offering Document relating to this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final Offering Document relating to the securities. This information is subject to change, completion or amendment from time to time.  The recipient acknowledges that this preliminary information may be changed or amended without any notice to the recipient and the provider is under no obligation to send any supplemented or corrected information.  Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final Offering Document relating to the securities.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.   Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.   Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.   This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.   As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co.   All rights reserved.   J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.   Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

For Limted Doc we mapped REDUCED DOC

For Stated Doc we mapped SISA, SIFA, STD

For Full Doc we mapped FULL and FULL/ALT

No Silent Second or DTI information provided

Collateral Analysis

				(deal as a whole)
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500	524	> 65%	-	-	-	-	-	-	-
525	549	> 65%	-	-	-	-	-	-	-
550	574	> 65%	-	-	-	-	-	-	-
575	599	> 70%	-	-	-	-	-	-	-
600	624	> 70%	$352,230.00	1.6	7.008	0	621	0	76.5077
625	649	> 70%	$277,968.00	6.84	7.113	3.21	637	0	78.4679
650	674	> 80%	$272,382.00	1.56	7.275	100	667	0	89.5391
675	699	> 80%	$291,697.00	2.58	7.158	95.07	685	0	90.319
700	724	> 80%	$263,039.00	2.14	6.722	87.78	713	0	90.5548
725	749	> 85%	$272,457.00	1.04	7.195	90.46	736	0	92.6806
750	774	> 85%	$255,020.00	0.85	7.136	100	758	0	92.1812
775	799	> 85%	$208,147.00	0.6	7.231	100	788	0	90.7636
800	max	> 85%	$213,750.00	0.1	6.219	46.22	810	0	97.6889
TOTAL AND WAVG			$277,591.00	17.32	7.081	49.38	673	0	84.6114

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
0	1.2	11.58	89.84	31.82	0	0	84.27
0	1.48	8.7	98.24	27.68	0	0	85.8
0	0	9.91	77.11	17.87	0	0	63.89
0	1.28	32.2	82.76	23.06	0	0	89.81
0	4.89	36.52	80.31	42.64	0	0	80.78
0	0	21.05	70.25	11.29	0	0	86.59
0	0	26.02	58.53	36.12	0	0	65.65
0	0	27.81	60.68	39.05	0	0	68.24
0	0	53.78	0	0	0	0	46.22
0	1.49	18.53	85.52	28	0	0	81.88

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
60%	64%	> 49.9%	-	-	-	-	-	-	-
65%	69%	> 49.9%	-	-	-	-	-	-	-
70%	74%	> 49.9%	-	-	-	-	-	-	-
75%	79%	> 49.9%	-	-	-	-	-	-	-
80%	84%	> 49.9%	-	-	-	-	-	-	-
85%	89%	> 49.9%	-	-	-	-	-	-	-
90%	94%	> 49.9%	-	-	-	-	-	-	-
95%	99%	> 49.9%	-	-	-	-	-	-	-
100%	max	> 49.9%	-	-	-	-	-	-	-
TOTAL AND WAVG

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
20.0%	24.9%	< 525	-	-	-	-	-	-	-
25.0%	29.9%	< 550	-	-	-	-	-	-	-
30.0%	34.9%	< 575	-	-	-	-	-	-	-
35.0%	39.9%	< 600	-	-	-	-	-	-	-
40.0%	44.9%	< 625	-	-	-	-	-	-	-
45.0%	49.9%	< 650	-	-	-	-	-	-	-
50.0%	54.9%	< 675	-	-	-	-	-	-	-
55.0%	max	< 700	-	-	-	-	-	-	-
TOTAL AND WAVG			-	-	-	-	-	-	-

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-

LIMITED AND STATED DOC
		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500	524	-	-	-	-	-	-	-
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	-	-	-	-	-	-	-
625	649	-	-	-	-	-	-	-
650	674	-	-	-	-	-	-	-
675	699	$528,635.00	0.25	6.18	0	687	0	80
700	724	$444,203.00	0.11	5.375	0	708	0	36.23
725	749	$556,511.00	0.13	5.375	0	746	0	75.68
750	774	$467,426.00	0.22	5.512	0	761	0	80
775	799
800	max	$545,686.00	0.26	5.948	0	802	0	80
TOTAL AND WAVG		$510,526.00	0.98	5.768	0	745	0	74.6509

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
0	0	0	100	0	100	0	0	0	0	0
0	0	0	100	0	100	0	0	0	0	0
0	0	0	100	0	100	0	0	0	0	0
0	0	0	100	0	100	0	0	0	0	0

0	0	0	100	0	100	0	19.43	0	0	80.57
0	0	0	100	0	100	0	5.19	0	0	21.53

IO LOANS

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
500	524	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	$343,221.00	1.72	7.049	0	621	0	73.3353
625	649	$315,493.00	7.54	7.064	2.92	636	0	75.2479
650	674	$340,915.00	11.49	7.054	8.69	664	0	75.9793
675	699	$349,726.00	19.56	6.992	11.2	687	0	76.0705
700	724	$318,581.00	16.29	6.875	8.99	711	0	77.2581
725	749	$319,905.00	11.16	6.926	7.81	736	0	75.2441
750	774	$320,397.00	8.12	6.893	6.9	762	0	74.9787
775	799	$299,266.00	5.51	6.942	7.4	785	0	77.52
800	max	$331,641.00	1.9	6.669	2.48	809	0	73.0482
TOTAL AND WAVG		$326,392.00	83.63	6.958	8.08	706	0	75.9726

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
0	1.11	18.2	90.57	33.11	0	0	100	14.97	8.32	6.7
0	1.34	12.46	97.84	23.48	0	0	100	28.73	6.84	6.98
0	2.43	14.98	86.38	17.84	0	0	100	21.88	7.37	18.94
0	1.02	25.08	84.47	19.92	0	0	100	24.18	4.93	17.19
0	4.32	24.12	78.47	28.39	0	0	100	26	5.65	16.99
0	0	18.53	67.39	15.98	0	0	100	22.55	6.62	16.2
0	1.18	25.32	67.66	20.59	0	0	100	21.49	4.74	18.18
0	5.82	30.29	57.97	37	0	0	100	23.53	2.52	12.79
0	1.86	5.11	65.27	30.09	2.66	0	100	24.74	14.57	13.68
0	2.1	21.16	78.86	22.73	0.06	0	100	23.83	5.9	15.82

40 Year Loans

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
500	524	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	-	-	-	-	-	-	-
625	649	-	-	-	-	-	-	-
650	674	-	-	-	-	-	-	-
675	699	-	-	-	-	-	-	-
700	724	-	-	-	-	-	-	-
725	749	-	-	-	-	-	-	-
750	774	-	-	-	-	-	-	-
775	799	-	-	-	-	-	-	-
800	max
TOTAL AND WAVG

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-

Investor Properties

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
500	524	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	$80,000.00	0.02	7.375	0	613	0	80
625	649	$151,167.00	0.18	7.326	23.45	639	0	75.3525
650	674	$268,507.00	1.86	7.465	9.76	668	0	73.531
675	699	$224,675.00	2.9	7.236	7.51	688	0	77.3772
700	724	$197,192.00	1.79	7.245	5.83	710	0	76.788
725	749	$235,890.00	2.71	7.174	3.89	736	0	73.199
750	774	$217,307.00	2.08	7.208	8.61	762	0	73.9742
775	799	$266,267.00	1.78	7.165	11.84	786	0	74.0276
800	max	$302,314.00	0.51	6.865	0	817	0	77.4306
TOTAL AND WAVG		$231,340.00	13.82	7.23	7.53	725	0	75.0009

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
0	100	0	0	0	0	0	100	0	0	0
0	0	28.44	0	33.35	0	0	90.09	23.29	0	9.91
0	0	1.64	0	23.39	0	0	61.86	3.66	21.63	25.4
0	0	16.4	0	36.07	0	0	77.76	22.79	8.62	20.85
0	5.39	19.48	0	15.91	0	0	94.86	26.17	0	24.37
0	0	13.45	0	10.36	0	0	92.3	28.9	0	22.53
0	0	22.53	0	49.79	0	0	92.74	21.47	4.69	24.99
0	0	14.84	0	50.46	0	0	87.12	37.18	0	18.27
0	0	0	0	66.44	0	0	77.74	0	54.82	0
0	0.84	14.49	0	31.66	0	0	84.33	22.65	7.43	21.6

Seconds

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
500	524	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	-	-	-	-	-	-	-
625	649	-	-	-	-	-	-	-
650	674	-	-	-	-	-	-	-
675	699	-	-	-	-	-	-	-
700	724	-	-	-	-	-	-	-
725	749	-	-	-	-	-	-	-
750	774	-	-	-	-	-	-	-
775	799	-	-	-	-	-	-	-
800	max	-	-	-	-	-	-	-
TOTAL AND WAVG

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-

With Silent Seconds

FICO Low	FICO High	Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
500	524	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
525	549	-	-	-	-	-	-	-
550	574	-	-	-	-	-	-	-
575	599	-	-	-	-	-	-	-
600	624	-	-	-	-	-	-	-
625	649	-	-	-	-	-	-	-
650	674	-	-	-	-	-	-	-
675	699	-	-	-	-	-	-	-
700	724	-	-	-	-	-	-	-
725	749	-	-	-	-	-	-	-
750	774	-	-	-	-	-	-	-
775	799	-	-	-	-	-	-	-
800	max	-	-	-	-	-	-	-
TOTAL AND WAVG		-	-	-	-	-	-	-

% Silent
Seconds	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-	-	-	-